FPA New Income Fund

Institutional Class Shares – (FPNIX)

Investor Class Shares – (FPNRX)

FPA Global Equity ETF

(FPAG)

FPA Short Duration Government ETF

(FPAS)

Each a series (a “Fund”) of Investment Managers Series Trust III (the “Trust”)

Supplement dated May 23, 2025, to each currently effective

Statement of Additional Information (“SAI”).

Effective immediately, the following disclosure is added under the “Description of Permitted Investments” section in the SAI for the FPA New Income Fund, and is added under the “Other Investment Strategies, Policies, and Risks” section of the SAI for each of the FPA Global Equity ETF and FPA Short Duration Government ETF:

Use of Artificial Intelligence. The Adviser may use artificial intelligence technology tools (“AI”), including generative artificial intelligence and similar technologies (“GenAI”), to aid in the development of infrastructure and technology, to assist in the research process, and for other use cases as identified by the Adviser. AI is an emerging and rapidly evolving technology and therefore it is difficult to fully assess the risks associated with it. While the Adviser endeavors to evaluate AI tools before using them in its business, and is developing protocols for use of AI which attempt to address certain known risks associated with the technology, there can be no assurance that it will do so successfully, and the use of AI may adversely affect the Adviser and the Fund. GenAI may create output that superficially appears correct but may in fact be incorrect. To the extent the Adviser uses GenAI software, there is no assurance that such software will function correctly, efficiently, or without security weaknesses. While the Adviser has implemented certain quality control procedures for software development generally, there is no assurance that such procedures will identify all relevant issues, defects or errors in any software, including any AI-generated output. There is no assurance that the Adviser can successfully assert proprietary rights in any AI-generated output. The intellectual property laws relating to AI-generated works of authorship or inventions is unclear, and there is no assurance that intellectual property laws would be sufficient to permit the Adviser to protect its AI-generated output in the event that others obtain access to it. Conversely, it is possible that the output from any GenAI model may be similar to preexisting content on which the GenAI model was trained and there is also a risk that the Adviser and the Fund could incur liability or expense in connection with claims of infringement or similar claims by third parties related to information which the Adviser receives through GenAI.

The use of AI as a tool in investment management is relatively new and has not been the subject of significant regulatory oversight. The regulatory landscape for the use of AI for investment management purposes is likely to evolve. It is possible that new regulations may emerge in this area which impede or hinder the Adviser’s ability to use AI in the future. There can be no assurance that the Adviser’s anticipated use of AI will be able to continue without restrictive regulatory requirements.

Additionally, the second and third paragraphs of the “Trustee Compensation” section in the SAI for each of the FPA New Income Fund Income Fund and the FPA Global Equity ETF are deleted in their entirety and replaced with the following disclosure:

Effective January 1, 2025, each Independent Trustee receives a fixed annual retainer of $177,500, payable in equal quarterly increments; $6,000 for each special in-person meeting attended; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review.  In addition, Mr. Zader receives an additional annual retainer of $40,000 for serving as Chair of the Board; Ms. Brown receives an additional annual retainer of $20,000 for serving as Chair of the Audit Committee; and Mr. Goldrich receives an additional annual retainer of $20,000 for serving as Chair of the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”).

Effective January 1, 2026, each Independent Trustee will receive a fixed annual retainer of $195,000, payable in equal quarterly increments; $6,000 for each special in-person meeting attended; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review.  In addition, Mr. Zader will receive an additional annual retainer of $50,000 for serving as Chair of the Board; Ms. Brown will receive an additional annual retainer of $20,000 for serving as Chair of the Audit Committee; and Mr. Goldrich will receive an additional annual retainer of $20,000 for serving as Chair of the Nominating Committee.

Additionally, the first and second paragraphs of the “Trustee Compensation” section in the SAI for the FPA Short Duration Government ETF are deleted in their entirety and replaced with the following disclosure:

The following information relates to compensation paid to the Trustees. The Fund typically pays each Independent Trustee an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services. Each such Independent Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

Effective January 1, 2025, each Independent Trustee receives a fixed annual retainer of $177,500, payable in equal quarterly increments; $6,000 for each special in-person meeting attended; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review.  In addition, Mr. Zader receives an additional annual retainer of $40,000 for serving as Chair of the Board; Ms. Brown receives an additional annual retainer of $20,000 for serving as Chair of the Audit Committee; and Mr. Goldrich receives an additional annual retainer of $20,000 for serving as Chair of the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”).

Effective January 1, 2026, each Independent Trustee will receive a fixed annual retainer of $195,000, payable in equal quarterly increments; $6,000 for each special in-person meeting attended; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review.  In addition, Mr. Zader will receive an additional annual retainer of $50,000 for serving as Chair of the Board; Ms. Brown will receive an additional annual retainer of $20,000 for serving as Chair of the Audit Committee; and Mr. Goldrich will receive an additional annual retainer of $20,000 for serving as Chair of the Nominating Committee.

The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Fund pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Please retain this Supplement with your records.